SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                               (Amendment No.___)

Check the appropriate box:

[ ]      Preliminary Information Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]      Definitive Information Statement

                           MARKETSHARE RECOVERY, INC.
                           --------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]      Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

         1. Title of each class of securities to which transaction applies:
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         2. Aggregate number of securities to which transaction applies:
         ---------------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ---------------------------------------------------------------------

         4. Proposed maximum aggregate value of transaction:
         ---------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:
         ---------------------------------------------------------------------

         2. Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------------

         3. Filing Party:
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         4. Date Filed:
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                           MARKETSHARE RECOVERY, INC.
                        33 SOUTH SERVICE ROAD, SUITE 111
                             JERICHO, NEW YORK 11753

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

                               ------------------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

                               ------------------

To the Stockholders of MarketShare Recovery, Inc.:

      NOTICE IS HEREBY GIVEN that certain stockholders of MarketShare Recovery, Inc., a Delaware corporation ("MarketShare" or the "Company") have consented to taking of corporate actions by consent in lieu of a meeting of stockholders. The corporate actions will be effective 20 days after the mailing of this information statement to:

      1. Approve an amendment to our Certificate of Incorporation which changes the name of the Company to bioMETRX, Inc.

      Only stockholders of record at the close of business on September 6, 2005 are entitled to notice of these corporate actions. Holders of 53.4% of our Common Stock gave their written consent to the above corporate actions. This written consent was obtained pursuant to Section 228(a) of the Delaware General Corporation Law, as amended.

      For further information regarding the matters as to which stockholder consent was given, I urge you to carefully read the accompanying Information Statement. If you have questions about these proposals or would like additional copies of the Information Statement, you should contact Mark Basile, Secretary, MarketShare Recovery, Inc., 33 South Service Road, Suite 111, Jericho, New York 11753, telephone: (516) 750-9733.


                                         By order of the Board of Directors


                                         Mark Basile
                                         President and Chief Executive Officer


Jericho, New York
September 20, 2005

                           MARKETSHARE RECOVERY, INC.
                        33 SOUTH SERVICE ROAD, SUITE 111
                             JERICHO, NEW YORK 11753

                                 ---------------

           INFORMATION STATEMENT PURSUANT TO SECTIONS 14(C) AND 14(F)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                 ---------------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                ----------------

      This Information Statement (the "Information Statement") is being mailed on or about September 20, 2005 to the holders of record at the close of business on September 6, 2005, (the "Record Date") of the common stock, $.001 par value per share (the "Common Stock") of MarketShare Recovery, Inc. (the "Company"), in connection with the Company's acquisition of bioMETRX Technologies, Inc. ("bioMETRX").

      This Information Statement is also being mailed to the Company's shareholders in connection with a proposed action by written consent to authorize and approve an amendment of the Company's Certificate of Incorporation which changes the name of the Company to "bioMETRX, Inc."

      Members of the Board of Directors and stockholders owning or having voting authority for 9,477,147 shares of outstanding Common Stock have voted in favor of the above action (the "Consenting Stockholders"). These stockholdings represent approximately 53.4% of the total outstanding common stock of MarketShare sufficient to take the proposed action on the record date of September 6, 2005. Pursuant to Reg.ss.240.14c-2(b), this action will not be effective until 20 days after this Information Statement is mailed to stockholders. Dissenting stockholders do not have any statutory appraisal rights as a result of the action taken. The Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with this action.

      Section 141(f) of the Delaware General Corporation Law (the "Delaware Law") provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible in order to accomplish the purposes hereafter described, the Board of Directors voted to utilize, and did in fact obtain, the written consent of the Consenting Stockholders who own shares representing a majority of our common stock.

      Pursuant to Section 228(c) of the Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not

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consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware Law are afforded to the Company's stockholders as a result of the approval of the proposals.

      This Information Statement is being distributed pursuant to the requirements of Sections 14(c) and 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                 WHAT VOTE WAS REQUIRED TO APPROVE THE AMENDMENT

      For the approval of the proposed corporate actions, the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote at the record date, or 8,882,160 shares, was required for approval.

                             CONSENTING SHAREHOLDERS

      On September 6, 2005, our board of directors unanimously adopted resolutions declaring the advisability of, and recommended that shareholders approve the amendment to the Company's Certificate of Incorporation to authorize the change of the Corporation's name to "bioMETRX, Inc." In connection with the adoption of these resolutions, the board elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce the costs and implement the proposals in a timely manner.

      On September 6, 2005 the following consenting shareholders, who collectively own 53.4% of our common stock, consented in writing to the proposed
Amendment:

         Name                       No. of Shares            Percentage
         ----                       -------------            ----------
         Mark Basile                  1,953,677                   11.00%
         The Naples Trust             4,522,400                   25.50%
         Stephen Kang                 1,336,644                    7.50%
         Russell Kuhn                 1,633,334                    9.22%
         Clifford Zsevc                  22,612                     .13%
         Frank Giannuzzi                  8,480                     .05%
                                    -----------              ----------
                                      9,477,147                   53.40%

      Under Delaware law, we are required to give all shareholders written notice of any actions that are taken by written consent without a shareholder meeting. Under Section 14(c) of the Exchange Act, the transactions cannot become effective until 20 days after the mailing date of this Information Statement to our shareholders.

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      We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purposes of:

      o Advising shareholders of the action taken by written consent, as required by Delaware law; and

      o Giving shareholders advance notice of the actions taken, as required by the Exchange Act.

      Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Delaware law to dissent or require a vote of all our shareholders.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of September 6, 2005, information with respect to the securities holdings of all persons which we have reason to believe may be deemed the beneficial owners of more than 5% of our common stock based upon 17,764,320 shares outstanding. Also set forth in the table is the beneficial ownership of shares of our outstanding Common Stock as of such date of all officers and directors, individually and as a group:

      Name and Address                          Number of Shares    Percentage
      ----------------                          ----------------    ----------

      Mark Basile                                7,226,077 (1)(2)       39.03%
      CEO and Chairman
      736 Carlisle Road
      Jericho, NY 11753

      The Naples Trust (3)                       4,522,400              25.46%
      736 Carlisle Road
      Jericho, NY 11753

      Stephen Kang                               2,086,644 (4)          11.27%
      Director Appointee
      9 Herkimer Street
      Jericho, NY 11750

      Clifford Zsevc                                22,612                *
      Chief Operating Officer
      10 Pinecone Lane
      Westbury, NY 11590

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      Frank Giannuzzi                                8,480                *
      Chief Financial Officer
      40 Stewart Street
      Plainview, NY 11704

      Russell Kuhn                               1,702,324 (5)           9.55%
      8680 Greenback Lane
      Orangevale, CA 95662

      All Officers and Directors as a Group      9,343,813              48.50%
      (4 persons) (1)(2)(3)(4)

* Less than 1%.

(1) Includes 4,552,400 shares held by the Naples Trust. Mr. Basile's mother-in-law is the trustee for the Naples Trust and Mr. Basile's wife is the beneficiary.
(2) Includes 750,000 shares of common stock issuable within 60 days upon the exercise of options to purchase a like number of shares.
(3) Mr. Basile's mother-in-law is the Trustee for the Naples Trust and Mr. Basile's wife is the beneficiary.
(4) Includes 750,000 shares of common stock issuable within 60 days upon the exercise of options to purchase a like number of shares.
(5) Includes 68,990 shares of common stock issuable within 60 days upon the exercise of warrants to purchase a like number of shares. Excludes 275,990 shares which may be obtained upon the exercise of warrants which, by their terms, are not exercisable within 60 days.

                     APPROVAL OF AMENDMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

      Members of the Board of Directors and stockholders owning or having voting authority for 9,477,147 shares of our outstanding common stock approved an amendment to the Company's Certificate of Incorporation to change the name of the Company to "bioMETRX, Inc." A copy of the amended Certificate of Incorporation substantially in the form it will be filed with the Secretary of the State of Delaware is attached hereto as Appendix A.

Change of Corporate Name

      On May 27, 2005, we completed the merger with bioMETRX Technologies, Inc., a Delaware corporation pursuant to an Agreement and Plan of Merger dated April 27, 2005. In connection with the merger, the Company issued 14,218,424 shares of its common stock to the former stockholders of bioMETRX and 182,029 warrants to the holders of corresponding instruments of bioMETRX. Since the Company had no meaningful operations immediately prior to the merger, the Company's current operations is that of bioMETRX, which develops proprietary

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

biometrics-based products for the home security and electronics market. Accordingly, the Board of Directors believes the name of the Company should reflect its current business.

      The change of corporate name will become effective upon the filing with the Secretary of State of an amendment and restatement to the Company's Certificate of Incorporation which states that, upon the filing of the Certificate of Amendment the name of the Corporation will be "bioMETRX, Inc."

Approval Required

      The approval of a majority of the outstanding stock entitled to vote will be necessary to approve the proposed amendment. As discussed above, the Company's

                              AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Commission. The Registration Statement and such reports and other information may be inspected without charge at the Public Reference Room maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Office located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may be obtained from the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington D.C. 20549, at prescribed rates. Information on the operation of the Public Reference Room is available by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site where the Registration Statement and other information filed with the Commission may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.




                                                                Mark Basile
                                                           Chairman of the Board

September 20, 2005

Attachments:

Appendix A  -  Form of Amended Certificate of Incorporation





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

                                                                      Appendix A

                                STATE OF DELAWARE

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           MARKETSHARE RECOVERY, INC.

                                    * * * * *

      MarketShare Recovery, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      FIRST: That at a meeting of the Board of Directors of MarketShare Recovery, Inc. resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and soliciting written consents of the stockholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

            "FIRST: Name. The name of the corporation is bioMETRX, Inc. (hereinafter referred to as the "Corporation")."

      SECOND: That thereafter, pursuant to resolution of its Board of Directors, signed written consents were received in accordance with Section 228 of the General Corporation Law of the State of Delaware representing the necessary number of shares as required by statute were voted in favor of the amendment.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FOURTH: The effective date of said amendment shall be October ___, 2005.

      IN WITNESS WHEREOF, said MarketShare Recovery, Inc. has caused this certificate to be signed by Mark Basile, its President, this _____ day of September, 2005.

MarketShare Recovery, Inc.


By:
    -------------------------------
    Mark Basile